                                                                   EXHIBIT 10.33


                          EXECUTIVE SEVERANCE AGREEMENT

         This Executive Severance Agreement (this "Agreement") is entered into to be effective as of May 8, 2003 (the "Effective Date") by and among Michael Johnston ("Employee" or "you") and GAINSCO, INC., a Texas corporation ("GAINSCO"), National Specialty Lines, Inc., a Florida corporation ("NSL" or the "Company"), Lalande Financial Group, Inc., a Florida corporation ("Lalande"), DLT Insurance Adjustors, Inc., a Florida corporation ("DLT"), and MGA Insurance Company, Inc., a Texas corporation ("MGA"). GAINSCO, NSL, Lalande, DLT and MGA are sometimes referred to collectively as the "GAINSCO Companies." Employee and the GAINSCO Companies are sometimes referred to collectively as the "Parties".

1. This Agreement shall become effective and enforceable on the Effective Date and shall continue in effect through March 31, 2005 (the "Expiration Date"); provided, however, that commencing on March 31, 2005 and each March 31 thereafter, the Expiration Date shall automatically be extended for one additional year unless, not later than the June 30 immediately preceding such March 31, any of the GAINSCO Companies has given notice that it does not wish to extend this Agreement and, provided, further, in no event shall the term of this Agreement extend beyond the date Employee attains sixty-five years of age. A nonrenewal notice given by any of the GAINSCO Companies shall terminate the obligations of all of the GAINSCO Companies under this Agreement effective as of the Expiration Date, as such date may be extended per this a agreement.

2. The Parties agree that this Agreement supercedes and replaces any and all prior agreements, whether verbal or in writing, between Employee, on the one hand, and the GAINSCO Companies or their affiliates, or any of them, on the other hand, including without limitation the Employment Agreement among GAINSCO, NSL and Employee, dated October 23, 1998, as such agreement may have been amended or supplemented (hereinafter referred to as the "Employment Agreement") and the Stock Purchase Agreement among Employee, GAINSCO, NSL and Lalande dated August 17, 1998, as such agreement may have been amended or supplemented (hereinafter referred to as the "Stock Purchase Agreement"). Accordingly, Employee hereby acknowledges and agrees that he has no claims or rights under the Employment Agreement or the Stock Purchase Agreement. The Parties further understand and agree that Employee's employment with NSL (or any of the GAINSCO Companies) shall be "at-will" following the Effective Date of this Agreement and that either Employee or NSL may terminate the employment relationship at anytime for any reason not prohibited by law.

3. Subject to the provisions and during the term of this Agreement, the Company will pay Employee, but not in lieu of any other severance compensation, if any, that may be offered to Employee pursuant to any standard Company severance policy, a total payment equal to one year's base salary at Employee's compensation rate as of the date (the "Termination Date") that Employee's employment with the Company ends, less deductions for federal payroll taxes and benefits in accordance with applicable law and Company policy (the "Executive Severance Payment"). Employee shall be eligible to receive the Executive Severance Payment following the end of his employment with the Company, ONLY if:

         a. Prior to the Expiration Date, Employee's employment has not been terminated by death, disability or retirement; AND

         b. Prior to the Expiration Date, Employee does not terminate his employment with the Company without "Good Reason" as defined in Section 4; AND

         c. Prior to the Expiration Date, Employee has not been terminated for "Cause" as defined in Section 5; AND

         d. Employee executes, and does not revoke, a Separation and Release Agreement in the form attached hereto as Attachment 1 after the end of his employment with the Company; AND

         e. In the event that the Termination Date occurs within five (5) days prior to or within thirty (30) days following a CIC Date (defined below), then not less than (30) days and not more than sixty (60) days following the Termination Date, Employee provides GAINSCO with a good faith written certification that Employee has not received an offer of long-term employment or a long-term consulting relationship, or some combination thereof, from any Acquiring Affiliated Party (defined below) pursuant to which Employee would (i) commence the employment or consulting relationship within (30) days following the Termination Date and (ii) be entitled to a Pay Package (as defined below), and an executive severance agreement in place immediately prior to the Termination Date. For purposes of this Agreement, any employment or consulting relationship shall be deemed "long-term" unless it is governed by a written instrument that provides that the relationship is expected to continue less than three (3) months.

         If Employee is eligible, the Company shall mail, in accordance with the procedures set forth in Section 15 of this Agreement, the Executive Severance Payment to Employee within fifteen business days following the later to occur of (i) the Employee's execution of the Separation and Release Agreement attached hereto as Attachment 1, provided that the Separation and Release Agreement has not been revoked and (ii) the expiration of forty-five (45) days after the Termination Date. Under no circumstances shall Employee be eligible to receive both an Executive Severance Payment and a Change in Control Payment (defined below).

4. For purposes of this Agreement, "Good Reason" shall mean the occurrence of any of the following without your consent and the continuance thereof for thirty (30) days after receipt by the Company of written notice from you specifying the facts establishing the occurrence:

         a. the assignment to you of a job title that is inconsistent with that of an officer of any of the GAINSCO Companies;

         b. a material reduction by the Company in your Pay Package as in effect immediately prior to the execution of this Agreement;

         c. the relocation of the your principal place of work to a location that is outside of both the Miami-Dade and Broward Counties, coupled with the failure by the Company to reimburse you for reasonable relocation expenses; or

         d. the failure by the GAINSCO Companies to pay to you any portion of your current compensation after the same shall have become due and payable.

5. For purposes of this Agreement, termination by GAINSCO of your employment for "Cause" shall mean termination upon:

         a. the failure by you to perform your assigned duties with any GAINSCO Company, other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after you have given notice to the Company that you are entitled to terminate your employment for Good Reason pursuant to Section 4;

         b. your malfeasance, gross negligence or recklessness in the performance of your duties or responsibilities;

         c. the engaging by you in conduct which is either intentionally, or demonstrably and materially, injurious to any GAINSCO Company, monetarily or otherwise;

         d. failure by you to obey written directions of the Chief Executive Officer of GAINSCO;

         e. your conviction of a felony or a crime involving moral turpitude;

         f. you cease to be eligible to hold your position with any GAINSCO Company as a result of any statute or rule, regulation or interpretation of or by any regulatory agency or other governmental or public authority; or

         g.       your fraud upon any GAINSCO Company.


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

6. In the event that a Change of Control occurs during the term of this Agreement, the Company shall pay Employee, in lieu of (and not in addition to) any Executive Severance Payment that may be owed to Employee (but not in lieu of any other severance compensation, if any, that may be offered to Employee pursuant to any standard Company severance policy, other arrangement or agreement entered into subsequent to the Effective Date), a total payment (the "Change in Control Payment") equal to one year's base salary at Employee's compensation rate as of the Termination Date, less deductions for federal payroll taxes and benefits in accordance with applicable law and Company policy. Employee shall be eligible to receive the Change in Control Payment following the end of his employment with the Company, ONLY if:

         a. Prior to the date the Change in Control occurs (the "CIC Date"), Employee's employment has not been terminated by death, disability or retirement; AND

         b. Prior to the CIC Date, Employee does not terminate his employment with the Company without "Good Reason" as defined in Section 4; AND

         c. Prior to the CIC Date, Employee has not been terminated for "Cause" as defined in Section 5; AND

         d. Employee executes, and does not revoke, a Separation and Release Agreement in the form attached hereto as Attachment 1 after the Termination Date; AND

         e. Employee's employment with the Company has terminated following or contemporaneously with a Change in Control; AND

         f. Not less than (30) days and not more than sixty (60) days following the Termination Date, Employee provides GAINSCO with a good faith written certification that Employee has not received an offer of long-term employment or a long-term consulting relationship, or some combination thereof, from any Acquiring Affiliated Party pursuant to which Employee would
                  (i) commence the employment or consulting relationship within
                  (30) days following the Termination Date and (ii) be entitled to a Pay Package, and an executive severance agreement, in aggregate, generally comparable to Employee's Pay Package and executive severance agreement in place immediately prior to the Termination Date.

         As used in this Agreement, a "Change in Control" shall be deemed to have occurred on the earliest date on which: (i) there shall be any sale of all, or substantially all, of the assets of both NSL and DLT other than in the usual and regular course of business (as defined in Article 5.09B of the Texas Business Corporation Act, as amended) and other than to GAINSCO or a subsidiary or affiliate of GAINSCO; or (ii) there shall be consummated any stock purchase, consolidation or merger of both NSL and DLT pursuant to which GAINSCO or a subsidiary or affiliate of GAINSCO no longer owns at least 50% of the voting stock of either NSL and DLT.

         As used in this Agreement, an "Acquiring Affiliated Party" means any person, entity or group (including any affiliate, assignee or successor thereof) that acquires (whether by merger, reorganization or any other direct or indirect transaction or series of transactions) (i) all, or substantially all, of the assets of either NSL or DLT; or (ii) at least 50% of the voting stock of either NSL or DLT.

         If Employee is eligible, the Company shall mail, in accordance with the procedures set forth in Section 15 of this Agreement, the Change in Control Payment to Employee within fifteen business days following the later to occur of (i) the Employee's execution of the Separation and Release Agreement attached hereto as Attachment 1, provided that the Separation and Release Agreement has not been revoked and (ii) the expiration of forty-five (45) days after the CIC Date. Under no circumstances shall Employee be eligible to receive both an Executive Severance Payment and a Change in Control Payment.

7. Employee agrees to hold confidential and not to disclose to anyone any confidential information gained in the course of Employee's employment with any GAINSCO Company including, but not limited to, information concerning the financial affairs, business plans, strategic alternatives, proprietary statistics, pricing, and customer information of any GAINSCO Company. Employee agrees to abide by and keep in force any confidentiality provisions of any agreement between Employee and any of the GAINSCO Companies. Employee further agrees to hold confidential, and not to disclose to anyone, the contents of this Agreement, including its terms and any monetary consideration provided herein, except as required by lawful subpoena or for purposes of enforcing this Agreement or for tax advice.

8. Employee agrees that presently his annualized base salary is $178,000, that his dependant medical and dental care insurance premiums of $1,095.46 per month are paid by the Company, or an affiliate, and that he receives a monthly auto allowance of $500 (in aggregate, the "Pay Package").

9. As a material inducement to the GAINSCO Companies to enter into this Agreement and subject to the terms of this paragraph, Employee hereby irrevocably and unconditionally releases, acquits and forever discharges the GAINSCO Companies and each of their current and former parents, owners, shareholders, predecessors, successors, assigns, agents, consultants, directors, officers, employees, representatives, attorneys, divisions, subsidiaries, affiliates and all persons acting by, through, under or in concert with any of them, (collectively the "Released Parties"), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs actually incurred), of any nature whatsoever, known or unknown ("Claim" or "Claims") which Employee now has, owns, holds, or which Employee at any time heretofore had, owned, or held against any of the Released Parties, including, but not limited to: (a) all Claims under the AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, as amended; (b) all Claims under Title VII of the Civil Rights Act of 1964, as amended; (c) all Claims under the Employee Retirement Income Security Act of 1974, as amended; (d) all Claims arising under the Americans With Disabilities Act of 1990, as amended; (e) all Claims arising under the Family and Medical Leave Act of 1993, as amended; (f) all Claims related to Employee's employment with any of the GAINSCO Companies; (g) all Claims of unlawful discrimination based on age, sex, race, religion, national origin, handicap, disability, equal pay, sexual orientation or otherwise; (h) all Claims of wrongful discharge, breach of an implied or express employment contract, negligent or intentional infliction of emotional distress, libel, defamation, breach of privacy, fraud, breach of any implied covenant of good faith and fair dealing and any other federal, state, or local common law or statutory claims, whether in tort or in contract; (i) all claims arising under any federal, state or local regulation, law, code or statute; and (j) all claims for change in control, severance, earnout payments, and other amounts under the Stock Purchase Agreement or Employment Agreement. IN SHORT, EMPLOYEE IS VOLUNTARILY GIVING UP HIS RIGHT TO SUE THE GAINSCO COMPANIES FOR ANY ALLEGED WRONGDOING WHICH PRECEDED THE EFFECTIVE DATE, EXCEPT THAT EMPLOYEE DOES NOT RELINQUISH HIS RIGHT TO CHALLENGE THIS AGREEMENT ON THE BASIS THAT IT WAS NOT KNOWING AND VOLUNTARY. HOWEVER, EMPLOYEE HEREBY RE-AFFIRMS THAT THIS AGREEMENT IS KNOWING AND VOLUNTARY. The Parties understand and agree that neither the making of this Agreement nor the fulfillment of any condition or obligation of this Agreement constitutes an admission of any liability or wrongdoing on the part of the other or any of the Released Parties. All liability by either Party to the others has been and is expressly denied. As a material inducement to Employee to enter into this Agreement and subject to the terms of this paragraph, the GAINSCO Companies hereby irrevocably and unconditionally release, acquit and forever discharge Employee from any and all Claims which the GAINSCO Companies now have, own, hold, or which the GAINSCO Companies at any time heretofore had, owned, or held against Employee.

10. For a period commencing upon the Effective Date and ending one year after the termination of Employee's employment with the Company, Employee agrees that he will not solicit any person who is an employee or independent contractor of any GAINSCO Company or its successors to terminate any relationship such person may have with any GAINSCO Company or its successors. Employee hereby represents and warrants that he has not entered into any agreement, understanding or arrangement with any employee or independent contractor of any GAINSCO Company or its successors pertaining either to any business in which Employee has participated or plans to participate.

         Notwithstanding the foregoing, in the event that Employee receives a Change in Control Payment or an Executive Severance Payment following the occurrence of a Change in Control, then as of the date of his receipt of such Change in Control Payment or an Executive

         Severance Payment, the provisions of this Section 10 automatically shall terminate insofar as they apply to NSL, Lalande and DLT (or any of them) but shall continue in full force and effect with respect to each other GAINSCO Company.

11. For a period commencing upon the Effective Date and ending one year after the termination of Employee's employment with the Company, Employee agrees that he shall not do any of the following:

                  (i) engage directly or indirectly, alone or as a shareholder, partner, director, officer, employee of or consultant to any other business organization, in any business activities that are in the business of writing, claims adjusting, premium financing, selling, underwriting, or acting as an agent with respect to private passenger automotive insurance (the "Designated Industry") in the geographical areas in which such business were conducted by any of the GAINSCO Companies as of the date of the termination of this Agreement;

                  (ii) approach any customer of any of the GAINSCO Companies in an attempt to divert it to any competitor of any of the GAINSCO Companies in the Designated Industry; or

                  (iii) solicit or encourage any officer or employee of any of the GAINSCO Companies to end his relationship with the applicable GAINSCO Company or commence any such relationship with any competitor of any of the GAINSCO Companies.

                  Employee's noncompetition obligations hereunder shall not preclude Employee from owning less than five percent of the common stock of any publicly traded corporation conducting business activities in the Designated Industry. If at any time the provisions of this
         Section 11 are determined to be invalid or unenforceable by reason of being vague or unreasonable as to area, duration or scope of activity, this Section 11 shall be considered divisible and shall be immediately amended to only such area, duration and scope of activity as shall be determined to be reasonable and enforceable by the court or other body having jurisdiction over the matter, and Employee agrees that this
         Section 11 as so amended shall be valid and binding as though any invalid or unenforceable provision had not been included herein. EMPLOYEE HAS CAREFULLY READ AND CONSIDERED THE PROVISIONS OF THIS AGREEMENT AND, HAVING DONE SO, AGREES THAT THE RESTRICTIONS SET FORTH HEREIN ARE REASONABLE AND ARE REASONABLY REQUIRED FOR THE PROTECTION OF THE BUSINESS INTERESTS AND GOODWILL OF THE GAINSCO COMPANIES AND THEIR BUSINESSES, OFFICERS, DIRECTORS AND EMPLOYEES.

                  Notwithstanding the foregoing, in the event that Employee receives a Change in Control Payment or an Executive Severance Payment following the occurrence of a Change in Control, then as of the date of his receipt of such Change in Control Payment or an Executive Severance Payment, the provisions of this Section 11 automatically shall terminate


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

         insofar as they apply to NSL, Lalande and DLT (or any of them) but shall continue in full force and effect with respect to each other GAINSCO Company.

12. If deemed necessary by the Company, Employee agrees to render to the Company his full and complete cooperation in any investigation, proceeding, litigation or other legal proceeding. The Company agrees that it will provide reasonable compensation to compensate Employee for his time and expense associated with such cooperation. EMPLOYEE AND THE COMPANY AGREE THAT ANY WRITTEN OR ORAL STATEMENT OR TESTIMONY GIVEN BY EMPLOYEE SHALL BE TRUTHFUL.

13. Employee understands and agrees that if any provision of this Agreement is held to be unenforceable, such provision shall be severed from the other remaining provisions of this Agreement and it shall not affect the validity or unenforceability of the remaining provisions.

14. The laws of the State of Florida shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the Parties hereto. The Parties agree that venue for all disputes SHALL be in Dallas County, Texas. The Parties further agree and acknowledge that they are subject to personal jurisdiction in Dallas County, Texas.

15. All communications required or allowed under this Agreement to any of the GAINSCO Companies shall be in writing and shall be to:

                                      PRESIDENT
                                      GAINSCO, INC.
                                      1445 ROSS AVENUE, SUITE 5300
                                      DALLAS, TEXAS 76202

         All communications required or allowed under this Agreement to Employee shall be in writing and shall be to Employee's last address on file with the Company. Employee understands and agrees that if his address changes, he shall be responsible for informing the Company of his new address in writing within one week of the change of address. If Employee fails to comply with this provision, he shall be deemed to have received any communication sent to him by the Company or its representatives at Employee's last address on file with the Company.

16. No waiver of any of the terms of this Agreement shall be valid unless in writing and signed by all Parties to this Agreement. No waiver or default of any term of this Agreement shall be deemed a waiver of any subsequent breach or default of the same or similar nature. This Agreement may not be changed except by writing signed by the Parties.

17. The Parties agree that this Agreement may be executed in multiple originals.


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


                  EXECUTED to be effective as of the Effective Date.


                                           ------------------------------------
                                           Michael Johnston


                                           GAINSCO, INC.

                                           By:
                                              ----------------------------------

                                           Its:
                                               ---------------------------------

                                           National Specialty Lines, Inc.

                                           By:
                                              ----------------------------------

                                           Its:
                                               ---------------------------------

                                           Lalande Financial Group, Inc.

                                           By:
                                              ----------------------------------

                                           Its:
                                               ---------------------------------

                                           DLT Insurance Adjustors, Inc.

                                           By:
                                              ----------------------------------

                                           Its:
                                               ---------------------------------

                                           MGA Insurance Company, Inc.

                                           By:
                                              ----------------------------------

                                           Its:
                                               ---------------------------------

                  ATTACHMENT 1 TO EXECUTIVE SEVERANCE AGREEMENT

                        SEPARATION AND RELEASE AGREEMENT

         This Separation and Release Agreement (this "Release Agreement") is made and entered into to be effective as of ___________, 20__ (the "Effective Date") by and among Michael Johnston ("Employee" or "you") and GAINSCO, INC., a Texas corporation ("GAINSCO"), National Specialty Lines, Inc., a Florida corporation ("NSL" or the "Company"), Lalande Financial Group, Inc., a Florida corporation ("Lalande"), DLT Insurance Adjustors, Inc., a Florida corporation ("DLT"), and MGA Insurance Company, Inc., a Texas corporation ("MGA"). GAINSCO, NSL, Lalande, DLT and MGA are sometimes referred to collectively as the "GAINSCO Companies." Employee and the Company are sometimes referred to collectively as the "Parties".

                                   WITNESSETH:

         WHEREAS, Employee and the Company agree that Employee was separated from his employment with the Company (and with every other GAINSCO Company, if any, with which Employee was employed) on __________________________; and

         WHEREAS, Employee and the GAINSCO Companies understand that this Release Agreement does not effect a waiver or release of rights or claims that may arise from events occurring after the Employee executes this Release Agreement; and

         WHEREAS, Employee and the GAINSCO Companies expressly agree and understand that the consideration for Employee's waiver of rights or claims is the Executive Severance Payment described in Section 3 of the Executive Severance Agreement between Employee and the GAINSCO Companies (the "Executive Severance Agreement") or the Change in Control Payment described in Section 6 of the Executive Severance Agreement, as the case may be, of which the form of this Release Agreement is attached as Attachment 1. The Parties agree that the sum of money represented by the Executive Severance Payment or the Change in Control Payment, as the case may be, is a sum of money exceeding that to which Employee is otherwise entitled; and

         WHEREAS, each of the GAINSCO Companies desires to settle fully and finally any and all differences that may Employee may have with it; and

         NOW, THEREFORE, in consideration of the premises and mutual promises herein contained, it is agreed as follows:

1. The Parties understand and agree that neither the making of this Release Agreement nor the fulfillment of any condition or obligation of this Release Agreement constitutes an admission of any liability or wrongdoing on the part of the other or any Released Party. All liability by either Party to the other has been and is expressly denied.

2.       Employee Acknowledgments.

         a. You have been advised by the GAINSCO Companies to consult with the attorney of Your choice prior to signing this Release Agreement.

         b. You have been given a period of at least twenty-one (21) days within which to consider this Release Agreement.

         c. You would not be entitled to receive the Executive Severance Payment or the Change in Control Payment, as the case may be, being offered to You but for Your signing this Release Agreement

         d. You may revoke this Release Agreement within seven (7) days after the date You sign it by providing written notice of the revocation to the Company no later than the seventh day after You sign it. The Company must receive written notice of revocation no later than 5:00 p.m. on the seventh day after you sign the Release Agreement. You may mail written notice of revocation to:

                                        PRESIDENT
                                        GAINSCO SERVICE CORP.
                                        500 COMMERCE STREET
                                        FORT WORTH, TEXAS 76102

         Alternatively, You may fax the written notice of revocation to the Company, Attention: President, at (817) 338-1454.

3. It is further expressly agreed by the Parties that this Release Agreement shall become effective and enforceable on the tenth day after it is executed (the "Release Agreement Effective Date") by each of the Parties if it is not revoked in accordance with Section 2(d) of the Release Agreement.

4. Employee represents that he has carefully read and fully understands all the provisions of this Release Agreement, that he is competent to execute this Release Agreement, and that he is knowingly voluntarily entering into this Release Agreement of his own free will and accord, without reliance upon any statement or representation of any person or parties released, or their representatives, concerning the nature and extent of the damages or legal liability therefore.

5. Employee represents and acknowledges that in executing this Release Agreement, he does not rely and has not relied upon any representation or statement made by the GAINSCO Companies or any of their respective agents, representatives or attorneys with regard to the subject matter, basis or effect of this Release Agreement or otherwise, other than the representations contained in this Release Agreement.

6. As a material inducement to the GAINSCO Companies to enter into this Release Agreement, Employee does hereby agree to indemnify and save harmless each of the GAINSCO Companies of and from all claims for any unpaid federal income taxes, state and federal payroll taxes, applicable state and federal withholding tax obligations, penalties or interest arising out of this Release Agreement.

7. Employee's health insurance and all other benefits provided by or through any of the GAINSCO Companies will terminate according to the terms of the plans. This provision is not, however, intended to waive Employee's rights under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended. ("COBRA") One or more of the GAINSCO Companies will provide the COBRA notice under which Employee may exercise his option in connection with continuation of coverage.

8. The Parties to this Release Agreement understand that to the extent Employee may have vested rights pursuant to the group health insurance plans, group life insurance plans, and the 401(k) plan of any of the GAINSCO Companies, such rights are excluded from the scope of this Release Agreement and are not terminated or released by it.

9. As a material inducement to the GAINSCO Companies to enter into this Release Agreement and subject to the terms of this paragraph, Employee hereby irrevocably and unconditionally releases, acquits and forever discharges each of the GAINSCO Companies and their respective parents, owners, shareholders, predecessors, successors, assigns, agents, directors, officers, employees, representatives, attorneys, divisions, subsidiaries, affiliates and all persons acting by, through, under or in concert with any of them (collectively "Releasees"), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs actually incurred), of any nature whatsoever, known or unknown ("Claim" or "Claims") which Employee now has, owns, holds, or which Employee at any time heretofore had, owned, or held against each of the Releasees, including, but not limited to: (a) all Claims under the AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, as amended; (b) all Claims under Title VII of the Civil Rights Act of 1964, as amended; (c) all Claims under the Employee Retirement Income Security Act of 1974, as amended; (d) all Claims arising under the Americans With Disabilities Act of 1990, as amended; (e) all Claims arising under the Family and Medical Leave Act of 1993, as amended; (f) all Claims related to Employee's employment with the Company; (g) all Claims of unlawful discrimination based on age, sex, race, religion, national origin, handicap, disability, equal pay, sexual orientation or otherwise; (h) all Claims of wrongful discharge, breach of an implied or express employment contract, negligent or intentional infliction of emotional distress, libel, defamation, breach of privacy, fraud, breach of any implied covenant of good faith and fair dealing and any other federal, state, or local common law or statutory claims, whether in tort or in contract; (i) all Claims related to unpaid wages, salary, overtime compensation, bonuses, severance pay, vacation pay or other compensation or benefits arising out of Employee's employment with the Company; and
         (j) all Claims arising under any federal, state or local regulation, law, code or statute. Notwithstanding the foregoing, nothing contained in this Release Agreement is intended to release the Company from any obligation it might have, if applicable, to pay Employee the Executive Severance Payment or the Change in Control Payment, as the case may be.

10. As a material inducement to the GAINSCO Companies to enter into this Release Agreement, Employee represents that he has filed no lawsuits against any of the GAINSCO Companies and, if he has filed any lawsuits against any of the GAINSCO Companies, he will notify the GAINSCO Companies of such lawsuits and cause them to be dismissed with prejudice.

11. It is understood and agreed that the release of liability described in this Release Agreement is a material provision of this Release Agreement. Accordingly, Employee covenants and promises not to sue or otherwise pursue legal action against any of the GAINSCO Companies, other than for breach of this Release Agreement, and further covenants and promises to indemnify and defend each of the GAINSCO Companies from any and all such claims, demands and causes of action, including the payment of reasonable costs and attorneys' fees relating to any claim, demand, or causes of action brought by him. Employee agrees that should any legal action be pursued on his behalf by any person or other entity against any of the GAINSCO Companies regarding the claims released in this Release Agreement, Employee will not accept recovery from such action, but will assign such recovery to the Company and agrees to indemnify each of the GAINSCO Companies against such claims and assessment of damages.

11. Employee, on the one hand, and the each of the GAINSCO Companies, on the other hand, promise and agree that they will not damage, or attempt to damage, the business reputation or goodwill of the other.

12. Employee agrees that in all future litigation involving any of the GAINSCO Companies for which any of the GAINSCO Companies requests Employee's cooperation that he will fully cooperate with the applicable GAINSCO Company. In return for his cooperation, the Company agrees to pay Employee for all the reasonable costs incurred by Employee due to his cooperation.

13. If Employee, on the one hand, or any of the GAINSCO Companies, on the other hand, determines that the other has breached this Release Agreement, the non-breaching Party will notify the Party in breach of that fact in writing and the Party in breach will be afforded ten (10) days to cure the breach.

14. Employee acknowledges that by the date Employee executes this Release Agreement, he will return to the applicable GAINSCO Company any and all property of the GAINSCO Company, such as (but not limited to) marketing plans and related information, product development plans and related information, trade secret information, pricing information, vendor information, financial information, telephone lists, computer software and hardware, keys, credit cards, vehicles, telephones, and office equipment.

15. Any action, claim, arbitration or other legal proceedings brought to enforce the Release Agreement or otherwise concerning this Release Agreement SHALL be brought in a court of competent jurisdiction in Dallas County, Texas. It is intended that the provisions of this Release Agreement shall be enforced to the fullest extent permissible under the laws and public policies of the State of Florida or any other jurisdiction in which enforcement of this Release Agreement is sought in the event that the choice of forum provision in this Release Agreement is found invalid.

16. The provisions of this Release Agreement shall be construed in accordance with the laws of the State of Texas without regard to its conflicts of law principles. In the event any term or condition or provision of this Release Agreement shall be determined to be invalid, illegal or unenforceable by a court of competent jurisdiction, the remaining terms, conditions and provisions of this Release Agreement shall remain in full force and effect to the extent permitted by law.

17. No waiver of any of the terms of this Release Agreement shall be valid unless in writing and signed by all Parties to this Release Agreement. No waiver or default of any term of this Release Agreement shall be deemed a waiver of any subsequent breach or default of the same or similar nature. This Release Agreement may not be changed except by writing signed by the Parties.

18. The section numbering and ordering in this Release Agreement is provided for convenience only and will not affect its construction or interpretation. Unless otherwise expressly provided, the word "including" does not limit the preceding or following words or terms.

19. This Release Agreement shall be binding upon Employee and upon Employee's heirs, administrators, representatives, executors, trustees, successors and assigns, and shall inure to the benefit of Releasees and each of them, and to their heirs, administrators, representatives, executors, trustees, successors, and assigns.

20. For the same aforesaid consideration, it is further expressly agreed and understood that the Parties will promptly execute any and all documents that are necessary and appropriate to effectuate the terms of this Release Agreement.

21. For the same aforesaid consideration, it is expressly agreed and understood that the contents of this Release Agreement, including its terms, any monetary consideration paid therein, and the Parties thereto, shall not be disclosed, released or communicated to any person (except their attorneys, spouses, and tax consultants), including natural persons, corporations, partnerships, limited partnerships, joint ventures, sole proprietorships or other business entities, except for the purpose of enforcing this Release Agreement or any provision therein or pursuant to a lawful subpoena. Each Party agrees to give reasonable notice to the other in the event disclosure of this Release Agreement is sought by subpoena or otherwise.

22. This Release Agreement, together with the Executive Severance Agreement, contains the entire understanding and agreement between the parties with respect to the subject matter herein, and supersedes all prior oral or written agreements between the parties with respect to that subject matter. The obligations and liabilities of Employee under the Executive Severance Agreement shall continue in full force and effect and shall survive the making of this Release Agreement.

23. The Parties agree that the Release Agreement may be executed in multiple originals.


                           [Intentionally left blank.]

                  EXECUTED to be effective as of the Effective Date.

                                          --------------------------------------
                                          Michael Johnston


                                          GAINSCO, INC.

                                          By:
                                             -----------------------------------

                                          Its:
                                              ----------------------------------

                                          National Specialty Lines, Inc.

                                          By:
                                             -----------------------------------

                                          Its:
                                              ----------------------------------

                                          Lalande Financial Group, Inc.

                                          By:
                                             -----------------------------------

                                          Its:
                                              ----------------------------------

                                          DLT Insurance Adjustors, Inc.

                                          By:
                                             -----------------------------------

                                          Its:
                                              ----------------------------------

                                          MGA Insurance Company, Inc.

                                          By:
                                             -----------------------------------

                                          Its:
                                              ----------------------------------